Microwave Filter Company,  Inc.
                               6743 Kinne Street
                         East Syracuse, New York 13057
                   Notice of Annual Meeting Of Shareholders



To the Shareholders of Microwave Filter Company, Inc.:


     At the direction of the Board of Directors of Microwave Filter
Company, Inc., a New York corporation (the "Company"), notice is hereby given that the Annual meeting of Shareholders of the Company (the "Meeting") will be held at 10:00 a.m. on Tuesday, April 5, 2005 at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057 for the purpose of voting on the following matters:


     Proposal 1.   The election of 4 directors to hold office until
the Annual Meeting of the Shareholders at which their term expires or until their successors have been duly elected.


     The Board of Directors has fixed the close of business on February 18, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.



                                           By order of the Board of Directors


                                           Robert R. Andrews
                                           Chairman of the Board
       Dated:  March 1, 2005
       Syracuse, New York



YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

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2

                        MICROWAVE FILTER COMPANY, INC.
              Proxy Statement for Annual Meeting of Shareholders

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 5, 2005 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057.

     The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 438-4700.

     These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about March 1, 2005 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

     Shareholders of record at the close of business on February 18, 2005 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 2,910,880 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

     Every shareholder voting for the election for Directors is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting. Abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by Shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a Shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on such matter.

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3
     The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates to assist in the solicitation of proxies at a fee of $3,500 (which includes expenses.) In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2006 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 7, 2005 in order to be included in the proxy soliciting material relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

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4

Board Meetings and Committees

     The Board of Directors held a total of five meetings during the fiscal year ending September 30, 2004. No Director attended fewer than 75% of all such meetings of the Board of Directors and of the Committees, if any, on which such Directors served.

     The Company's Audit Committee currently consists of Sidney Chong, Chair, Daniel Galbally, Frank S. Markovich and Robert R. Andrews. All members of the Audit Committee are independent of management (as independence is defined in the Nasdaq listing standards). The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors which is set forth as Appendix A. The Audit Committee held four meetings during fiscal year 2004.

     The Company's Compensation Committee currently consists of Trudi B. Artini, Chair, Sidney Chong, David B. Robinson, M.D., and Daniel Galbally.
The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee did not hold any meetings during fiscal year 2004.

     The Company's Nominating Committee currently consists of David B. Robinson, M.D., Chair, Trudi B. Artini, Frank S. Markovich and Daniel Galbally. All members of the Nominating Committee are independent of management ( as independence is defined in the Nasdaq listing standards). The Nominating Committee has adopted a written Nominating Committee Charter which is set forth as Appendix A-1. The Nominating Committee did not hold any meetings during fiscal year 2004.

     When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgement. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board by a shareholder. The Nominating Committee has not received any recommended nominations from any of our shareholders in connection with the Annual Meeting.

     The Nominating Committee will consider shareholder nominations for directors in writing to our corporate secretary prior to the meeting. To be timely, the notice must be delivered within the time period permitted for submission of a stockholder proposal as described under "Shareholder Proposals." Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder.

     The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates and recommends individuals for membership on our Board and committees thereof.

     Each of the Company's directors is encouraged to attend the annual meeting of shareholders in person. Last year eight of nine directors attended the annual shareholders meeting.

     The Company also has a standing Executive Committee.


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5

Compensation of Directors

     Non-officer Directors currently receive fees of $300.00 per board meeting and $300.00 per committee meeting. MFC also reimburses Directors for reasonable expenses incurred in attending meetings. The Chairman of the Board currently receives fees of $500.00 per board meeting and $500.00 per committee meeting. Officer members receive no compensation for their attendance at meetings.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 18, 2005 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers                  Shares Beneficially     Owned
5% Shareholders                          Number             Percent

Milo Peterson *                          70,000               2.4%
Trudi B. Artini *                        32,435               1.1%
Carl F. Fahrenkrug *                     72,298               2.5%
David B. Robinson, M.D.*                 58,571               2.0%
Frank S. Markovich *                      4,340                 **
Daniel Galbally *                             0                 **
Sidney Chong *                              335                 **
Robert R. Andrews *                       1,214                 **
Richard L. Jones*                             0                 **

All Directors and Executive
Officers as a group (ten persons)       239,193               8.2%

*Directors of the Company.
**Denotes less than one percent of class.

Frederick A. Dix                        244,007               8.4%
and Margorie Dix
209 Watson Road
N. Syracuse, NY  13212

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5

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer for services to the Company during the three fiscal years ended September 30, 2004.


                                                    Annual Compensation
                                                           Salary
Name and Principal Position             Year                 $

Carl F. Fahrenkrug                      2004              117,869
President and CEO                       2003              119,019
                                        2002              127,274

Option Grants In Last Fiscal Year

   The following table sets forth certain information regarding options granted by the Company during fiscal year 2004 to the individual named in the above compensation table.

                       Number of        Percent of
                       securities      total options                                    Grant date
                       underlying        granted to       Exercise                       present
                        options         employees in       price        Expiration        value
Name                    granted          fiscal year       ($/Sh)          date            ($)
(a)                       (b)               (c)             (d)             (e)            (f)

Carl F. Fahrenkrug       21,280            18.5%           $1.47        6/20/2014        $24,018


   Grant date value was calculated using the Black-Scholes option pricing model with the same assumptions as those used to calculate the value of these options in the audited consolidated financial statements for the fiscal year ended September 30, 2004. The average expected volatility used in these calculations was 101.0%, the average term was 5 years, the average risk free interest rate was 4.24% and the average dividend yield was 0.0%.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.


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6

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of such reports received by it, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2004.


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7

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

Nominees

     Four Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office of three years for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

     The name of and certain information regarding each nominee are set forth below.

Director                Principal Occupation



CARL F. FAHRENKRUG      Mr. Fahrenkrug was appointed President and Chief
Age 62                  Executive Officer of MFC on October 7, 1992. He has
Director since 1984     also served as President and Chief Executive Officer
                        of NSI since prior to 1986.  He served as Vice
                        President of Engineering at Microwave Systems, Inc.,
                        Syracuse, N.Y. from 1972 - 1976.  Mr. Fahrenkrug has a
                        B.S. and M.S. in Engineering and an MBA from Syracuse
                        University.

DANIEL P. GALBALLY      Mr. Galbally is an accountant for Nucor Steel Auburn,
Age 57                  Inc. in Auburn, N.Y. Prior to joining Nucor Steel
Director since 1995     Auburn, he was the Controller of Diamond Card
                        Exchange, Inc. in Syracuse, N.Y.  He was the
                        Controller of Evaporated Metal Films (EMF) in Ithaca,
                        N. Y. Before joining EMF, he worked as Controller and acting Vice President of Finance at Philips Display
                        Components Co. He has a B.S. degree in accounting and an MBA from Syracuse University.

FRANK S. MARKOVICH      Mr. Markovich is a consultant in the manufacturing
Age 59                  operations and training field. Prior to that, he was
Director since 1992     the Director of the Manufacturing Extension
                        Partnership at UNIPEG Binghamton. He held various high level positions in operations, quality and product management in a 20 year career with BF
                        Goodrich Aerospace, Simmonds Precision Engine Systems of Norwich, N.Y. He completed US Navy Electronics and
                        Communications Schools and received an MBA from Syracuse University.

RICHARD L. JONES        Mr. Jones was appointed a Director of Microwave Filter
Age 56                  Company, Inc. on September 7, 2004. Mr. Jones has
Director since 2004     served as a Vice President and the Chief Financial
                        Officer of Microwave Filter Company, Inc. since
                        October 7, 1992. He has a Bachelor of Science degree in accounting from Syracuse University.

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REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants and management of the Company.

     The Audit Committee consists of four members, all of whom have been determined by the Board of Directors to be "independent" under the NASDAQ listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. The Board of Directors of Microwave Filter Company, Inc. has determined that Mr. Chong and Mr. Galbally, both members of the Audit Committee, are "audit committee financial experts" as defined by the SEC's regulations. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

     The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2004:

    . The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2004 audited financial statements;

    . The Audit Committee has discussed with the Company's independent auditors (PricewaterhouseCoopers LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS No. 90;

    . The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

    . Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004.

Submitted by the Audit Committee of the Company's Board of Directors:
Sidney K. Chong, Robert R. Andrews, Daniel P. Galbally, Frank S. Markovich

FEES PAID TO INDEPENDENT AUDITORS

     Set forth below are the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2004.

Audit Fees:                                                $49,750
Financial Information Systems Design
   and Implementation Fees                                       0
All Other Fees:
   Tax Services                                              9,100
                                                       -----------
   Total fees                                              $58,850
                                                           =======









                                 Other Matters

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.




THE BOARD OF DIRECTORS

Dated: March 1, 2005

APPENDIX A



MICROWAVE FILTER COMPANY, INC.


AUDIT COMMITTEE CHARTER



A.   Purpose



The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.


B.   Structure and Membership


  1.   Number.    The Audit Committee shall consist of at least three members of the Board of Directors.


  2.   Independence.    Except as otherwise permitted by the applicable NASDAQ
  rules, each member of the Audit Committee shall be "independent" as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company at any time during the past three years.


  3.   Financial Literacy.    Each member of the Audit Committee shall be able
  to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).


  4.   Chair.    Unless the Board of Directors elects a Chair of the Audit
  Committee, the Audit Committee shall elect a Chair by majority vote.


  5.   Compensation.    The compensation of Audit Committee members shall be
  as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

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  6.   Selection and Removal.    Members of the Audit Committee shall be
  appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.


C.   Authority and Responsibilities


General


The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.


Oversight of Independent Auditors


  1.   Selection.    The Audit Committee shall be solely and directly
  responsible for appointing, evaluating and, when necessary, terminating the engagement of the independent auditor.


  2.   Independence.    The Audit Committee shall take, or recommend that the
  full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.


  3.   Compensation.    The Audit Committee shall have sole and direct
  responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.


  4.   Preapproval of Services.    The Audit Committee shall preapprove all
  services (audit and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

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  5.   Oversight.    The independent auditor shall report directly to the
  Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate:


  - Receive and consider the reports required to be made by the independent auditor regarding:


  .   critical accounting policies and practices;


  .   alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and


  .   other material written communications between the independent auditor and Company management.


  -   Review with the independent auditor:


  .   audit problems or difficulties the independent auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management;


  .   major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;


  .   analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements;


  .   the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;


  .   significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company's financial statements;


  .   recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;


  .   any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise);

  .   any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement;


  .   accounting for unusual transactions;


  .   adjustments arising from audits that could have a significant impact on the Company's financial reporting process; and


  .   any recent SEC comments on the Company's SEC reports, including in particular any unresolved or future-compliance comments.


  - Inquire of the independent auditor concerning the quality, not just the acceptability, of the Company's accounting determinations, particularly with respect to revenue, earnings, significant items subject to estimate, and other judgmental areas.


  - Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.


  - Inform the independent auditor and Company management (including the Chief Financial Officer and Controller) that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. If the Chair is contacted about such an issue, he or she should confer with the independent auditor about the issue and decide whether it is necessary to contact the other members of the Audit Committee prior to the next scheduled meeting of the Committee.


  - Obtain and review a copy of the most recent inspection report of the independent audit firm issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.


  - Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated (Section 10A(b) of the Exchange Act requires the independent auditor, if it detects or becomes aware of any illegal act, to assure that the Audit Committee is adequately informed and to provide a report if the independent auditor has reached specific conclusions with respect to such illegal acts).


  - Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

Review of Audited Financial Statements


  6.   Discussion of Audited Financial Statements.    The Audit Committee
  shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU '380) requires discussion.


  7.   Recommendation to Board Regarding Financial Statements.    The Audit
  Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.


  8.   Audit Committee Report.    The Audit Committee shall prepare an annual
  committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.



Review of Other Financial Disclosures


  9.   Independent Auditor Review of Interim Financial Statements.    The
  Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.


  10.   Earnings Release and Other Financial Information.    The Audit
  Committee shall review and discuss generally the types of information to be disclosed in the Company's earnings press releases (including any use of "pro forma" or "adjusted" non-GAAP, information), as well as in financial information and earnings guidance provided to analysts, rating agencies and others. The Audit Committee's responsibility to discuss earnings releases as well as financial information and earnings guidance may be discharged generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance. Notwithstanding the foregoing, the Audit Committee should endeavor to review earnings releases prior to their issuance. In addition, the Audit Committee should discuss the results of the SAS 71 review performed by the independent auditor.


  11.   Quarterly Financial Statements.    The Audit Committee, or a
  designated subcommittee thereof, shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Controls and Procedures


  12.   Oversight.    The Audit Committee shall coordinate the Board of
  Directors' oversight of the Company's internal accounting controls for financial reporting, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.


  13.   Procedures for Complaints.    The Audit Committee shall establish
  procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.


  14.   Related-Party Transactions.    The Audit Committee shall review all
  related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.


  15.   Risk Management.    The Audit Committee shall discuss the Company's
  policies with respect to risk assessment and risk management.


  16.   Additional Powers.    The Audit Committee shall have such other duties
  as may be delegated from time to time by the Board of Directors.


D.   Procedures and Administration


  1.   Meetings.    The Audit Committee shall meet as often as it deems
  necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with the independent auditor and Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.


  2.   Subcommittees.    The Audit Committee may form and delegate authority
  to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.


  3.   Reports to Board.    The Audit Committee shall report regularly to the
  Board of Directors.


  4.   Charter.    At least annually, the Audit Committee shall review and
  reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.


  5.   Independent Advisors.    The Audit Committee shall have the authority,
  without further action by the Board of Directors, to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

  6.   Investigations.    The Audit Committee shall have the authority to
  conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.


  7.   Funding.    The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

APPENDIX A-1



MICROWAVE FILTER COMPANY, INC.


NOMINATING COMMITTEE CHARTER



PURPOSE

The Nominating Committee is appointed by the Board of Directors to:

     -    Identify individuals to become Board members.

     - Select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

COMMITTEE MEMBERSHIP

The Committee will be composed entirely of directors who satisfy the definition of "independent director" under the listing standards of The Nasdaq Stock Market. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

MEETINGS

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee, to the extent it deems necessary or appropriate will (1) identify individuals to become Board members, and (2) select or recommend for the Board's selection, director nominations to be presented for shareholder approval at the annual meeting and to fill any vacancies.

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee.

The Committee will make regular reports to the Board and will propose any necessary action to the Board. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.